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                                                                   EXHIBIT 23.1


                       CONSENT OF DELOITTE & TOUCHE LLP


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-90295 of Lahaina Acquisitions, Inc. on Form S-8 of our report dated January 11, 2000, appearing in this Annual Report on Form 10-K of Lahaina Acquisitions, Inc. for the period ended September 30, 1999.


/s/DELOITTE & TOUCHE LLP
Atlanta, Georgia
January 11, 2000

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